UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 14, 2009

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 14, 2009, CMS Energy Corporation ("CMS Energy") and Consumers Energy Company ("Consumers") adopted changes to their respective bylaws. CMS Energy’s bylaws amendments add the description of the responsibilities of the Presiding Director and add a provision providing authority for the President and certain other officers to execute shareholder, member or partnership proxies and consents and to attend and act and to vote in person or by proxy at any meetings of shareholders, members or partners of any entity in which CMS Energy owns stock or an interest and at any such meetings exercise any and all rights and powers incident to the ownership of such stock or interest and which, as the owner therefore, CMS Energy might have possessed and exercised if present. Consumers’ bylaws amendment adds the description of the responsibilities of the Presiding Director.

The preceding disclosure is qualified in its entirety by reference to the amendments of CMS Energy’s and Consumers’ bylaws. Copies of CMS Energy’s and Consumers’ amended and restated bylaws are attached as exhibits 3.01 and 3.02, respectively and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.01 CMS Energy Corporation Bylaws, amended and restated as of August 14, 2009
3.02 Consumers Energy Company Bylaws, amended and restated as of August 14, 2009

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” each found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy Corporation’s (“CMS Energy”) Form 10-K and Consumers Energy Company’s (“Consumers”) Form 10-K each for the Year Ended December 31, 2008 and as updated in CMS Energy’s Forms 10-Q and Consumers’ Forms 10-Q each for the Quarters Ended March 31, 2009 and June 30, 2009. CMS Energy’s and Consumers’ “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers’ results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

August 18, 2009	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Consumers Energy Company

August 18, 2009	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.01	3.01 CMS Energy Corporation Bylaws, amended and restated as of August 14, 2009
3.02	3.02 Consumers Energy Company Bylaws, amended and restated as of August 14, 2009